EXHIBIT 25

                        POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Paul A. Heinen and John F. Chlebowski, Jr., or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1993 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Weston R. Christopherson
______________________________

    Weston R. Christopherson                Director


Date: March 21, 1994




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                        POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Paul A. Heinen and John F. Chlebowski, Jr., or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1993 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Franklin A. Cole
______________________________

    Franklin A. Cole                        Director


Date: March 21, 1994





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                        POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Paul A. Heinen and John F. Chlebowski, Jr., or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1993 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ James W. Cozad
______________________________
                                            Director
    James W. Cozad

Date: March 21, 1994

                        POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Paul A. Heinen and John F. Chlebowski, Jr., or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1993 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Robert J. Day
______________________________
                                            Director
    Robert J. Day

Date: March 21, 1994

                        POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Paul A. Heinen and John F. Chlebowski, Jr., or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1993 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ James L. Dutt
______________________________
                                            Director
    James L. Dutt

Date: March 21, 1994

                        POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Paul A. Heinen and John F. Chlebowski, Jr., or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1993 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Deborah M. Fretz
______________________________
                                            Director
    Deborah M. Fretz

Date: March 21, 1994

                        POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Paul A. Heinen and John F. Chlebowski, Jr., or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1993 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Richard A. Glesen
______________________________
                                            Director
    Richard A. Glesen

Date: March 21, 1994

                        POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Paul A. Heinen and John F. Chlebowski, Jr., or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1993 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Charles Marshall
______________________________
                                            Director
    Charles Marshall

Date: March 21, 1994

                        POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Paul A. Heinen and John F. Chlebowski, Jr., or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1993 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Michael E. Murphy
______________________________
                                            Director
    Michael E. Murphy

Date: March 21, 1994

                        POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Paul A. Heinen and John F. Chlebowski, Jr., or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1993 Annuat Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Marcia T. Thompson
______________________________
                                            Director
    Marcia T. Thompson

Date: March 21, 1994
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